UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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BAB, Inc

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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BAB, Inc.

500 Lake Cook Road, Suite 475

Deerfield, Illinois 60015

(847) 948-7520

April 21, 2026

Dear Shareholder:

You are cordially invited to attend the Company’s Annual Meeting (“Meeting”) of Shareholders to be held at 11:00 a.m. on Wednesday, June 3, 2026, in the Conference Center, located at 540 Lake Cook Road (within The Corporate 500 Centre complex), Deerfield, IL 60015.

You are being asked to (1) elect the four members to the Board of Directors; (2) ratify the appointment of the independent registered public accounting firm for the year ending November 30, 2026; (3) transact such other business as may properly come before the Meeting or any adjournments thereof.

We hope that these proposals will be adopted at the Meeting.

We look forward to greeting personally those of you who are able to be present at the Meeting. However, whether or not you plan to attend, it is important that your shares be represented; accordingly, you are requested to vote by internet, phone or mail. Please review the section on the Proxy card on voting and follow the directions for the method you choose to vote.

Very truly yours,

Michael W. Evans

President and Chief Executive Officer

BAB, Inc.

500 Lake Cook Road, Suite 475

Deerfield, Illinois 60015

(847) 948-7520

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD June 3, 2026

To the Shareholders of BAB, Inc.:

The Annual Meeting of shareholders of BAB, Inc. (the "Company") will be held at 11:00 a.m. on Wednesday, June 3, 2026, in the Conference Center located at 540 Lake Cook Road (within the Corporate 500 Centre complex), Deerfield, IL 60015, for the following purposes:

1.	To elect four directors to serve for a one-year term expiring when their successors are elected and qualified at the next Meeting;

2.	To act upon a proposal to ratify the appointment of CBIZ CPAs P.C. as independent registered public accounting firm of the Company for the fiscal year ending November 30, 2026;

3.	To transact such other business as may properly come before the Meeting or any adjournments thereof.

The Board of Directors has fixed the close of business on April 6, 2026 as the record date for the determination of shareholders entitled to vote at the Meeting and to receive notice thereof. The transfer books of the Company will not be closed.

A PROXY STATEMENT AND FORM OF PROXY ARE ENCLOSED. SHAREHOLDERS ARE REQUESTED TO VOTE EITHER BY INTERNET, PHONE OR MAIL. PLEASE FOLLOW DIRECTIONS LISTED ON THE PROXY CARD FOR THE METHOD OF VOTING THAT YOU CHOOSE. IT IS IMPORTANT THAT YOU VOTE YOUR SHARES PROMPTLY WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON. SHAREHOLDERS WHO ATTEND THE MEETING MAY REVOKE THEIR PROXIES AND VOTE IN PERSON IF THEY DESIRE.

By Order of the Board of Directors

Geraldine Conn

Chief Financial Officer

April 21, 2026

TABLE OF CONTENTS

General Information	1

Record Date and Voting	2

Principal Shareholders and Ownership of Management	3

Proposal 1 – Election of Directors	4

Proposal 2 – Ratification of Appointment of Independent Registered Public Accounting Firm	6

Board Committees and Compensation	6

Board Leadership Structure and Role in Risk Oversight	7

Executive Compensation	8

Pay Versus Performance Table	10

Indemnification of Directors and Officers	11

Section 16(a) Beneficial Ownership Reporting Compliance	11

Certain Transactions	12

Audit Committee	13

Proposal For Fiscal 2026 Annual Meeting	14

Available Information	14

Appendix I

BAB, Inc.

500 Lake Cook Road, Suite 475

Deerfield, IL 60015

(847) 948-7520

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD JUNE 3, 2026

GENERAL INFORMATION

This proxy statement is furnished to shareholders by the Board of Directors of BAB, Inc. (the "Company") for solicitation of proxies for use at the Meeting of Shareholders at 11:00 a.m. on Wednesday, June 3, 2026 in the Conference Center located at 540 Lake Cook Road (within the Corporate 500 Centre complex), Deerfield, IL 60015, and all adjournments thereof for the purposes set forth. The Board of Directors is not currently aware of any other matters that may properly come before the Meeting.

Shareholders may revoke proxies before exercise by submitting a later dated proxy or by voting in person at the Meeting. Unless a shareholder gives contrary instructions on the proxy card, proxies will be voted at the Meeting (i) for the election of the nominees named herein and on the proxy card to the Board of Directors; (ii) for the appointment of CBIZ CPAs P.C. as independent registered public accounting firm of the Company; and (iii) in the discretion of the proxy holder as to other matters which may properly come before the Meeting. This proxy statement and the enclosed proxy are being mailed to the shareholders of the Company on or about April 21, 2026.

Please read the proxy carefully. You will find additional information about the Company in the most recent 10-K enclosed, which includes the audited consolidated financial statements for the year ended November 30, 2025.

The Company will make arrangements with brokerage houses, other custodians, nominees and fiduciaries to send proxies and proxy material to the beneficial owners of the shares and will reimburse them for their expenses in so doing. To ensure adequate representation of shares at the Meeting, officers, agents and employees of the Company may communicate with shareholders, banks, brokerage houses and others by telephone, facsimile, or in person to request that proxies be furnished. All expenses incurred in connection with this solicitation will be borne by the Company.

RECORD DATE AND VOTING

The Board of Directors has fixed April 6, 2026 as the record date for the determination of shareholders entitled to vote at the Meeting. As of the close of business on the record date, there were outstanding 7,263,508 shares of Common Stock, $0.001 par value, which is the only outstanding class of stock of the Company. All matters being voted upon by the shareholders require a majority vote of the shares represented at the Meeting either in person or by proxy, except for election of directors, which is by plurality vote in the event of more nominees than positions (i.e. the four nominees receiving the highest number of votes would be elected).

The presence at the Meeting in person or by proxy of the holders of a majority of the outstanding shares of the Company’s Common Stock entitled to vote constitutes a quorum for the transaction of business. Shares voted as abstentions and broker non-votes on any matter (or a "withheld authority" vote as to directors) will be counted as present and entitled to vote for purposes of determining a quorum and for purposes of calculating the vote with respect to such matter, but will not be deemed to have been voted in favor of such matter. "Broker non-votes" are shares held by brokers or nominees which are present in person or represented by proxy, but which are not voted on a particular matter because instructions have not been received from the beneficial owner and the broker indicates that it does not have discretionary authority to vote certain shares on that matter.

PRINCIPAL SHAREHOLDERS AND OWNERSHIP OF MANAGEMENT

The following table sets forth as of April 6, 2026, the record and beneficial ownership of Common Stock held by (i) each person who is known to the Company to be the beneficial owner of more than 5% of the Common Stock of the Company; (ii) each current director; (iii) each "named executive officer" (as defined in Regulation S-K, item 401 under the Securities Act of 1933); and (iv) all executive officers and directors of the Company as a group. Securities reported as "beneficially owned" include those for which the named persons may exercise voting power or investment power, alone or with others. Voting power and investment power are not shared with others unless so stated. The number and percent of shares of Common Stock of the Company beneficially owned by each such person as of April 6, 2026 includes the number of shares which such person has the right to acquire within sixty (60) days after such date.

Name and Address	Shares	Percentage
Michael W. Evans 500 Lake Cook Road, Suite 475 Deerfield, IL 60015	1,432,468 (1)	19.72

Geraldine Conn 500 Lake Cook Road, Suite 475 Deerfield, IL 60015	20,300.28

Brian Evans (2) 500 Lake Cook Road, Suite 475 Deerfield, IL 60015	430.01

Steven G. Feldman 500 Lake Cook Road, Suite 475 Deerfield, IL 60015	10,000.14

James A. Lentz 500 Lake Cook Road, Suite 475 Deerfield, IL 60015	14,932.21

Michael K. Murtaugh (2) 1855 Old Willow Rd Northfield, IL 60093	968,054	13.33

Camelot Event-Driven Fund Frank Funds 781 Crandon Blvd, Unit 602 Key Biscayne, FL 33149	479,411	6.6

Executive officers and directors as a group (5 persons)	1,478,130 (1)	20.35

(1) Includes 3,500 shares inherited by spouse.

(2) Mr. Brian Evans was appointed as of 12/30/2025 and Mr. Murtaugh retired as an officer and director as of 11/26/2025. The entry for “Executive officers and directors as a group (5 persons)” does not include shares listed for Mr. Murtaugh.

PROPOSAL 1

ELECTION OF DIRECTORS

The Bylaws of the Company provide that the number of directors shall be fixed from time to time by resolution of the shareholders subject to increase by the Board of Directors. The directors elected at this Meeting, and at Meetings thereafter unless otherwise determined by the Board or the shareholders, will serve a one-year term expiring upon the election of their successors at the next Meeting. The four persons designated by the Board of Directors as nominees for election as directors at the Meeting are Michael W. Evans, Geraldine Conn, Steven G. Feldman and James A. Lentz. Messrs. Evans, Feldman and Lentz and Ms. Conn are currently members of the Board of Directors. Mr. Feldman and Mr. Lentz are considered independent directors for Audit Committee purposes as outlined in SEC regulations.

In the event any nominee should be unavailable to stand for election at the time of the Meeting, the proxies may be voted for a substitute nominee selected by the Board of Directors.

Steven G. Feldman became a director of the Company in May 2003. Mr. Feldman brings more than 26 years of experience in business, sales and marketing as the CEO of Techcare, LLC (1987-2011), an IT managed services firm in Deerfield, IL that was purchased in 2011 by All Covered, a Division of Konica Minolta Solutions, USA, Inc., and four years (2019-2022) as CFO for an IT firm based in California. Mr. Feldman earned his degree in accounting and his CPA at the University of Illinois at Champaign-Urbana.

James A. Lentz became a director of the Company in May 2004. From 1971 until 2000, Mr. Lentz was a business professor for Moraine Valley Community College (MVCC). During his tenure at MVCC, Mr. Lentz taught a variety of business classes, including accounting, finance and marketing. In addition, Mr. Lentz has 10 years of experience in the food industry, including holding the position of Director of Franchise Training for BAB Systems, Inc. from 1992 through 1996. Mr. Lentz received both his undergraduate degree and a Masters in Business Administration from Northern Illinois University.

Michael W. Evans has served as Chief Executive Officer, President and Director of the Company since its inception. Mr. Evans, as C.E.O. and President, oversees all aspects of BAB, Inc.

Geraldine Conn has served as Chief Financial Officer and Treasurer since 2014. She was with BAB, Inc. as Controller for 10 years prior to her Chief Financial Officer role. She is responsible for accounting, financial reporting, risk management and human resources administration. Ms. Conn received her CPA in 1986 and a Master’s in Business Administration in 1990 from DePaul University.

In November 2025, The Board of Directors appointed Geraldine Conn as a Director to fill the vacancy created by the retirement of Michael Murtaugh. Geraldine Conn will stand for election at the Company’s 2025 Fiscal Annual Meeting of Shareholders.

The following tables set forth certain information with respect to each of the Directors and Executive Officers of the Company.

Directors and Executive Officers	Age	Position Held with Company
Michael W. Evans	69	Chief Executive Officer, President and Director
Geraldine Conn	75	Chief Financial Officer, Treasurer and Director
Steven G. Feldman	69	Director
James A. Lentz	78	Director

Our Board Diversity Matrix can be found on our website.

The Board of Directors recommends a vote FOR election of each nominee for director named herein. It is intended that proxies solicited by the Board of Directors will be voted FOR each nominee.

PROPOSAL 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Sassetti LLC, an independent registered public accounting firm, has been the Company’s auditor since 2007. On February 25, 2026 the Company was notified by Sassetti LLC that Sassetti LLC will resign as the Company’s Independent registered public accounting firm effective upon the filing of the Company’s Annual report on Form 10-K for the fiscal year ended November 30,2025. Sassetti LLC has informed the Company that it has decided to discontinue providing audit services to public company clients.

The Board of Directors, upon recommendation of the Audit Committee, has appointed CBIZ CPAs P.C. an independent registered public accounting firm, to audit the financial statements of the Company for the fiscal year ending November 30, 2026. If the shareholders fail to ratify such appointment, the Board of Directors will select another firm to perform the required audit services. A representative of CBIZ CPAs P.C. is expected to be present at the Meeting with the opportunity to make a statement if such representative desires to do so and is expected to be available to respond to appropriate questions. For fiscal years ending November 30, 2025 and 2024, fees for audit services provided by Sassetti LLC were $64,200. For fiscal years ending November 30, 2025 and 2024, tax compliance services provided by Sassetti LLC were $11,550.

The Board of Directors recommends a vote FOR ratification of the appointment of CBIZ CPAs P.C. as independent registered public accounting firm. It is intended that proxies solicited by the Board of Directors will be voted FOR such ratification.

BOARD COMMITTEES AND COMPENSATION

The Board of Directors had two standing committees during the last fiscal year, the Compensation Committee and the Audit Committee.

The Compensation Committee has three members, Steven G. Feldman, Committee Chairman, James A. Lentz and Michael W. Evans, the first two being non-employee directors. The function of the Compensation Committee is to set the compensation for the Executive Officers and to recommend the compensation to the Board of Directors for approval. The Compensation Committee met once during the year and all members were in attendance.

The Audit Committee has two members, Steven G. Feldman and James A. Lentz, both are non-employee directors. The function of the Audit Committee is to interact with the independent registered public accounting firm of the Company and to recommend to the Board of Directors the appointment of the independent registered public accounting firm. The Audit Committee met four times during the year and all members were in attendance. The Board of Directors met three times during fiscal year 2025 and all members were in attendance.

Director Compensation

Each non-employee director of the Company is paid an annual retainer of $1,500 and $400 for every Board of Directors and Compensation Committee Meeting and $400 for the Annual Audit Committee Meeting and the Company’s Annual Meeting. All Board members were present at all meetings except James Lentz was not present at the Company’s Annual Meeting.

BOARD LEADERSHIP STRUCTURE AND ROLE IN RISK OVERSIGHT

The Company believes that the service of Michael W. Evans as both Chairman of the Board and Chief Executive Officer is in the best interest of the Company and its shareholders. Mr. Evans possesses detailed and in-depth knowledge of the opportunities and risks facing the Company and is thus best positioned to develop agendas that ensure that Board time and attention are focused on the most critical matters. The Board believes his dual roles promote consistent leadership, engender accountability, and enhance the Company’s ability to communicate its message and strategy clearly and consistently to its shareholders, employees, and customers. The Company believes the Board’s administration of its risk oversight function to date has had a positive effect on the Board’s leadership structure.

The Company believes that it maintains strong corporate governance processes intended to ensure that its Committees and its non-employee Directors will continue to effectively monitor management and provide leadership on key issues such as strategy, risk, and integrity. The Board has primary responsibility for the oversight of risks to the Company and assigned to each Committee the oversight of risks applicable to its respective area. The Company’s management, legal counsel, and Board of Directors confer, both during and outside of Board meetings, to identify risks, which are prioritized and assigned to the appropriate Committee or to the full Board for oversight and determination of appropriate action. Internal controls and financial risks are overseen by the Audit Committee; compensation risks are overseen by the Compensation Committee. Management regularly reports on each risk to the relevant Committee or to the Board, and material risks identified by the relevant Committee are then presented to the full Board.

Insider Trading Policy

The Company has adopted a comprehensive Insider Trading Policy, which prohibits all directors, officers, and employees from buying or selling securities of the Company while in possession of material non-public information (MNPI). This policy also restricts trading during certain blackout periods, typically occurring around quarterly earnings. For further details on the Insider Trading Policy, please refer to Exhibit 19 of the Company’s Form 10-K.

EXECUTIVE COMPENSATION

The following table sets forth the cash compensation by executive officers that received annual salary and bonus compensation of more than $100,000 during fiscal years 2025 and 2024 (the "Named Executive Officers"). The Company has no employment agreements with any of its executive officers.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Options Awards ($)	Nonequity Incentive Plan Compensation (S)	Non-qualified deferred Compensation earnings (S)	All other compensation ($)	Total ($)
Michael W. Evans	2025	240,062	24,000	-	-	-	-	10,562	274,625
President and CEO	2024	222,688	30,000	-	-	-	-	10,108	262,796

Michael K. Murtaugh*	2025	170,304	15,000	-	-	-	-	6,486	191,790
Vice President and General Counsel	2024	160,327	20,000	-	-	-	-	5,861	186,188

Geraldine Conn	2025	135,785	13,000	-	-	-	-	5,951	154,737
Chief Financial Officer	2024	124,468	13,000	-	-	-	-	5,499	142,966

*On November 26, 2025 Michael Murtaugh retired from the Company from his positions as Vice President, General Counsel, and Director.

In fiscal 2025 and fiscal 2024 bonuses were earned and a portion was paid and a portion was waived by Mr Evans and Mr. Murtaugh. Bonuses for Executive Officers that are Directors are determined using measurable financial criteria approved by the Compensation Committee including, but not limited to, Company profitability levels and performance in system-wide same store sales. A bonus for the Chief Financial Officer is at the discretion of the Chief Executive Officer. All other compensation includes the Company 401(k) matching funds.

(1)	401(k) matching funds: 2025 M. Evans $10,562; M. Murtaugh $6,486; G. Conn $5,951 2024 M. Evans $10,108; M. Murtaugh $5,861; G. Conn $5,499

The following tables set forth any stock or stock options awarded to executive officers that are exercisable and not yet exercised or unexercisable as of November 30, 2025:

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

Name	Number of securities underlying unexercised options (#) Exercisable	Number of securities underlying unexercised options (#) Unexercisable	Equity incentive plan awards: number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date
Michael W. Evans	-	-	-
President and CEO	-	-	-

Michael K. Murtaugh	-	-	-
Vice President and General Counsel	-	-	-

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

(Continued)

Name	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested ($)
Michael W. Evans
President and CEO	-	-	-	-

Michael K. Murtaugh
Vice President and General Counsel	-	-	-	-

The following table sets forth any compensation paid to directors during fiscal year ended November 30, 2025:

DIRECTOR COMPENSATION

Compensation for fiscal year ended November 30, 2025

Name	Fees earned or paid in cash ($)	Stock awards ($)	Option awards ($)	Non-equity incentive plan compensation ($)	Non-qualified deferred compensation earnings ($)	All other compensation ($)	Total ($)
Steven Feldman	3,900	-	-	-	-	-	3,900

James Lentz	3,500	-	-	-	-	-	3,500

CLAWBACK POLICY

As part of our commitment to strong corporate governance, the Company has implemented a Clawback Policy for executive compensation. The Company’s Audit Committee is responsible for overseeing the policy. Under this policy, the Company has the right to recover any performance-based compensation, including bonuses and stock options that were awarded to executives based on materially misstated financial statements. The clawback can be enforced if the financial results are later restated due to fraud, negligence, or other errors and the executives are found to have engaged in actions contributing to the restatement.

For more details on the Clawback Policy, please refer to Exhibit 97 of the Company’s Form 10-K.

PAY VERSUS PERFORMANCE TABLE

As described in “Board Committees and Compensation” and “Executive Compensation” the Compensation Committee sets the compensation for the Executive Officers and recommends the compensation to the Board of Directors for approval. In addition the measurable financial criteria including, but not limited to, company profitability levels and system-wide same store sales used to determine Executive Officers Bonuses, are approved by the Compensation Committee. The table below sets forth additional compensation information for fiscal years 2025, 2024 and 2023.

Year	Summary Compensation Table Total for PEO	Compensation Actually Paid to PEO	Average Summary Compensation Table Total for non-PEOs	Average Compensation Actually Paid to non-PEOs	Value of initial fixed $100 investment based on Total Shareholder Return	Net Income

2025	$274,625	$274,625	$173,264	$173,264	$124	$559,044
2024	$262,796	$262,796	$164,577	$164,577	$112	$525,200
2023	$249,186	$249,186	$160,298	$160,298	$101	$467,321

Compensation Actually Paid vs. Net Income

The Net Income, Compensation Actually Paid to the PEO and Average Summary Compensation Paid to non-PEO’s have all increased slightly and maintained a consistent relationship between compensation paid, net income and Total Shareholder Return.

INDEMNIFICATION OF DIRECTORS AND OFFICERS

The Company's Certificate of Incorporation limits personal liability for breach of fiduciary duty by its directors to the fullest extent permitted by the Delaware General Corporation Law ("Delaware Law"). Such Certificate eliminates the personal liability of directors to the Company and its shareholders for damages occasioned by breach of fiduciary duty, except for liability based on breach of the director's duty of loyalty to the Company, liability for acts or omissions not made in good faith, liability for acts or omissions involving intentional misconduct, liability based on payments of improper dividends, liability based on violation of state securities laws and liability for acts occurring prior to the date such provision was added. Any amendment to or repeal of such provisions in the Company's Certificate of Incorporation shall not adversely affect any right or protection of a director of the Company with respect to any acts or omissions of such director occurring prior to such amendment or repeal.

In addition to Delaware Law, the Company's Bylaws provide that Officers and Directors of the Company have the right to indemnification from the Company for liability arising out of certain actions to the fullest extent permissible by law. Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers or persons controlling the Company pursuant to such indemnification provisions, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is therefore unenforceable.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who beneficially own more than 10% of the Company's Common Stock, to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission (the "SEC"). Executive officers, directors and greater than ten percent (10%) beneficial owners are required by the SEC to furnish the Company with copies of all Section 16(a) forms they file.

Based upon a review of the copies of such forms furnished to the Company, the Company believes that all Section 16(a) filing requirements applicable to its executive officers and directors were met for the fiscal year ended November 30, 2025.

CERTAIN TRANSACTIONS

The following information relates to certain relationships and transactions between the Company and related parties, including officers and directors of the Company. It is the Company's policy that it will not enter into any transactions with officers, directors or beneficial owners of more than 5% of the Company's Common Stock, or any entity controlled by or under common control with any such person, on terms less favorable to the Company than could be obtained from unaffiliated third parties and all such transactions require the consent of the majority of disinterested members of the Board of Directors.

No aforementioned transactions were entered into during the fiscal year ended November 30, 2025.

AUDIT COMMITTEE

The following is a report of the Audit Committee.  The Audit Committee consists of two members, who are both independent directors and both have been deemed to be financial experts as defined in Regulation S-K, Item 407.  The two independent directors comply with the definition of "independent directors" as required by current law and regulations. The Audit Committee has adopted a written Audit Charter. See Appendix I in this document for the Charter in its entirety.

Report of Audit Committee

To the Board of Directors of BAB, Inc.:

We have reviewed and discussed with management the Company's audited financial statements as of and for the fiscal year ended November 30, 2025. We ascertain that we meet the criteria as required by the SEC for independent directors.

We have discussed with Sassetti LLC, the Company's independent registered public accounting firm, the matters required to be discussed by PCAOB Auditing Standard No. 16, Communications with Audit Committees.

We have received and reviewed the written disclosures and the letter from Sassetti LLC required by PCAOB Rule 3526, Communication with Audit Committees Concerning Independence, and have discussed with Sassetti LLC its independence.

Based on the reviews and discussions referred to above, we recommend to the Board of Directors that the financial statements referred to above be included in the Company's Annual Report on Form 10-K for the fiscal year ended November 30, 2025.

Fees for audit services provided by Sassetti LLC for fiscal year 2025 amounted to $64,200. The tax compliance services were provided by Sassetti LLC during fiscal year 2025 totaled $11,550. We believe that the payments made to Sassetti LLC are reasonable.

On February 25, 2026 Sassetti LLC resigned as the Company’s Independent registered public accounting firm. Sassetti LLC has informed the Company that it has decided to discontinue providing audit services to public company clients.

We recommend to the Board of Directors that the firm of CBIZ CPAs P.C. be selected for fiscal 2026 as the firm’s independent registered public accounting firm.

/s/ Steven G. Feldman

/s/ James A. Lentz

PROPOSALS FOR FISCAL 2026 ANNUAL MEETING

It is currently anticipated that the next Annual Meeting, for the fiscal year ending November 30, 2026 (the "2026 Annual Meeting") will be held in May, 2027. Shareholders who intend to submit proposals for inclusion in the 2026 Proxy Statement and Proxy for shareholder action at the 2026 Annual Meeting must do so by sending the proposal and supporting statements, if any, to the Company at its corporate office no later than December 22, 2026.

Additionally, if the Company receives notice of a shareholder proposal after March 7, 2027, the proposal will be considered untimely pursuant to SEC Rules 14a-4 and 14a-5(e) and the persons named in proxies solicited by the Board of Directors of the Company may exercise discretionary voting power with respect to the proposal.

AVAILABLE INFORMATION

Copies of the Company’s Annual Report on Form 10-K will be sent without charge to any shareholder requesting the same in writing from: BAB, Inc., Attention: Investor Relations, 500 Lake Cook Road, Suite 475, Deerfield, IL 60015, Phone (847) 948-7520.

By Order of the Board of Directors

Geraldine Conn

Chief Financial Officer

Dated: April 21, 2026

Deerfield, Illinois

Appendix I

BAB, INC.

AUDIT COMMITTEE CHARTER

REVISED MARCH 3, 2025

I. PURPOSE

The primary function of the Audit Committee (Committee) is to assist the Board of Directors (Board) in fulfilling its oversight responsibilities by reviewing the financial reports and other financial information to be provided by the Company to any governmental body or the public, reviewing the Company’s systems of accounting internal control and reviewing the Company’s accounting and financial reporting processes. The Committee’s primary duties and responsibilities are to:

■

Be directly responsible for the appointment, compensation, retention and oversight of the work of the independent registered public accounting firm (independent auditors) engaged for the purpose of preparing or issuing an audit report on financial statements and on internal control over financial reporting (as required), or performing other audit, review or attest services for the Company. The independent auditors report directly to the Committee.

■

Establish procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters, including procedures for the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

■	Engage independent counsel and other advisors as it deems necessary to carry out its duties.

■	Monitor the Company’s financial reporting process and internal control system and recommend changes to the Board.

■	Monitor and administer the Company’s cybersecurity and clawback policies and procedures

While the Committee shall have the responsibilities and powers set forth in this Charter, it shall not be the duty of the Committee to plan or conduct audits, or to determine whether the Company’s financial statements are complete, accurate or in accordance with generally accepted accounting principles (GAAP). These are the responsibilities of the Company’s management.

The Committee will primarily fulfill these responsibilities by carrying out the specific activities enumerated in Section IV of this Charter.

II. COMPOSITION

The Committee shall be comprised of at least two directors elected by the Board, each of whom shall be an independent director, as defined by current laws and regulations. All members of the Committee will be free from any relationship that, in the opinion of the Board, would interfere with the exercise of his independent judgment as a member of the Committee. All members of the Committee shall be financially literate and at least one member of the Committee shall be designated as a “financial expert” as defined by current laws and regulations. The Committee may hire independent counsel or other consultants as necessary to fulfill its duties.

The members of the Committee shall be elected by the Board at the annual meeting of the shareholders and shall serve until their successors shall be duly elected and qualified.

III. MEETINGS

The Committee shall meet at least four times annually which typically would be prior to issuance of the Company’s quarterly and annual financial statements to the public. The Committee can meet more often as circumstances dictate. Meetings may be executed by conference calls and/or via email of correspondence to/from the Company’s management and independent auditors. The Committee may ask members of management or others to attend the meetings and provide pertinent information as necessary.

IV. RESPONSIBILITIES

To fulfill its responsibilities and duties the Committee shall:

1.	Review and recommend amendments to this Charter periodically as conditions dictate.

2.

Recommend to the Board the selection, retention or dismissal of the independent auditors (considering independence, effectiveness and cost) and approve the fees and other compensation to be paid to the independent auditors.

3.	Conduct investigations to resolve disagreements, if any, between management and the Company’s independent auditor.

4.

Pre-approve all audit and non-audit services, including the scope and timing, fees and terms thereof, to be performed for the Company by the independent auditors to the extent required by and in the manner consistent with applicable law.

5.	Review the representations made by management to the independent auditors via review of the Management Representation letter.

6.	Advise the independent auditors that they are ultimately accountable to the Board of Directors and the Committee.

7.

Review the Company’s annual and quarterly financial statements as well as the reports, opinions or reviews rendered by the independent auditors in connection with such financial statements and discuss them as necessary with the Company’s management and independent auditors prior to public filing.

8.	Consult quarterly with the Company’s management and the independent auditors as to the quality, not just the acceptability, of Company’s accounting principles as applied to its financial reporting.

9.	Consult annually with the independent auditors relative to the Company’s internal controls.

10.

Based on review of the annual financial statements, the accompanying Report of Independent Registered Public Accounting Firm and discussions with the independent auditors, recommend (or do not recommend) the inclusion of the annual financial statements in the Company’s Annual Report on Form 10-K. As part of this review, examine the independent auditors’ audit adjustments as well as the schedule of adjustments passed.

11.

On an annual basis, obtain and review a formal written statement from the independent auditors disclosing relationships with and services provided to the Company which may affect their objectivity and independence.

12.

Discuss with the independent auditors and management, the integrity of the Company’s financial reporting processes, both internal and external, and oversee management’s development of and adherence to a sound system of internal accounting controls over financial reporting.

13.	Consider, and if appropriate, recommend to the Board changes to the Company’s accounting principles and practices as suggested by the independent auditors or management.

14.

Inquire of management and the independent auditors about the significant risks or exposures facing the Company and assess management’s actions and proposals to minimize such risks and periodically review compliance with such steps.

15.

Review with management and the independent auditors the critical accounting policies and procedures used by the Company and any alternative treatments within GAAP that have been discussed with management and the ramifications of each alternative.

16.	Review with management and the independent auditors the basis for and reasonableness of the critical accounting estimates used by the Company.

17.	Review management’s certifications and internal testing on internal controls over financial reporting and disclosure controls in public filings on Forms 10-Q and 10-K.

18.	Inquire of management as to status of its compliance with Sarbanes-Oxley and of the independent auditors’ role in review and testing of such compliance as required.

19.	Review with the CFO and independent auditors the independent auditors’ Management Letter if applicable and Company management’s response to ensure significant findings are adequately addressed.

20.	Review with management and the independent auditors the effect of current as well as proposed regulatory and accounting pronouncements and initiatives as well as any off-balance-sheet arrangements.

21.

Review with management and the independent auditors any significant deficiencies or material weaknesses in internal control over financial reporting, serious difficulties or disputes with management encountered during the annual audit and other matters required to be discussed by PCAOB Auditing Standard No. 16, Communication with Audit Committees.

22.	Inquire of management if they are aware of any noncompliance with laws and regulations, with the Company’s own accounting policies and procedures and with the Company’s Code of Conduct.

23.	Periodically review the Company’s Code of Conduct to ensure it’s adequate and up-to-date and there is a method to ensure it’s being complied with.

24.

Review the procedures for receipt, retention and treatment of complaints, including confidential, anonymous submissions by employees received by the Company regarding accounting, internal controls or other matters that may be submitted by internal and external parties to the Company.

BAB, INC.
ATTN: MS. GERI CONN
500 LAKE COOK ROAD, SUITE 475
DEERFIELD, IL 60015

SCAN TO
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V92130-P48237

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

BAB, INC.

The Board of Directors recommends a vote "FOR" the election of Directors and "FOR" Proposal 2:

Nominees:	For	Withhold
1a. Michael W. Evans	☐	☐
1b. Steven G. Feldman	☐	☐
1c. James A. Lentz	☐	☐
1d. Geraldine Conn	☐	☐

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted for each nominee and for the adoption of Proposal 2.

NOTE: PLEASE DATE PROXY AND SIGN IT EXACTLY AS NAME OR NAMES APPEAR(S) ON THIS CARD. ALL JOINT OWNERS OF SHARES SHOULD SIGN. STATE FULL TITLE WHEN SIGNING AS EXECUTOR, ADMINISTRATOR, TRUSTEE, GUARDIAN, ETC. PLEASE PROMPTLY RETURN SIGNED PROXY IN THE ENCLOSED ENVELOPE.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and 10K are available at www.proxyvote.com.

V92131-P48237

BAB, Inc.
Annual Meeting of Shareholders, June 3, 2026
This Proxy is Solicited on Behalf of The Board of Directors

The undersigned, having received the Notice of Annual Meeting and Proxy Statement dated April 21, 2026, hereby appoints each of Michael W. Evans and Geraldine Conn as proxy, with full power of substitution, to vote all shares of Common Stock which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders of BAB, Inc. (the "Company") to be held on Wednesday, June 3, 2026, at 11:00 a.m. CDT in the Conference Center, located at 540 Lake Cook Road (within the Corporate 500 Centre Complex), Deerfield, IL 60015, or at any adjournment thereof, upon any and all matters which may properly be brought before the Meeting or adjournment thereof, hereby revoking all former proxies.

Continued and to be signed on reverse side